EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Capstone Holding Corp. (the "Company") for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Matthew E. Lipman, Chief Executive Officer of the Company, and Edward Schultz, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2026

/s/ Matthew E. Lipman

Matthew E. Lipman

Chief Executive Officer

(Principal Executive Officer)

/s/ Edward Schultz

Edward Schultz

Chief Financial Officer

(Principal Financial and Accounting Officer)